PROJECT PROFILE
Union Tower National City, CA

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $85.5 million new construction of Union Tower Apartments in National City, CA. This development marks the first phase of the large-scale redevelopment of the 22-acre National City Park Apartments site, an affordable housing complex originally built in 1968 by a non-profit affiliate of the San Diego County Building and Construction Trades Council (“SDBCTC”). For the past 56 years the SDBCTC has retained its ownership of the National City Park Apartments with a mission to provide affordable rental housing to area residents.

The construction of Union Tower involves the demolition of two uninhabited residential buildings to construct 94 new affordable housing units across two noncontiguous 4- and 7-story buildings, tripling the density of the initial site. The development incorporates energy-efficient and green building design elements, including an all-electric design and the use of locally produced materials.

HIT ROLE	The HIT committed a total of $27.2 million in construction and permanent debt financing for the development of Union Tower.

SOCIAL IMPACT

In addition to creating the union construction jobs and economic benefits shown below, Union Tower will provide new affordable housing units to National City residents earning up to 60% of the area median income, with 24 units reserved for veteran households which have experienced homelessness. The project will also offer onsite supportive services to such veterans with the intention of nurturing the principles of self-sufficiency, including case management, physical and mental health care, and resident service coordination.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $27.2 Million	Total Development Cost $85.5 Million	94 Units (100% affordable)	579,270 Hours of Union Construction Work Generated	$23.5 Million Tax revenue generated	$148.3 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE l Union Tower Apartments – National City, CA

“Union Tower is the culmination of years of collaboration with the Housing Investment Trust. Our project will be a site of security and hope for more than 60 new individuals and families, as we rebuild 32 units with 94 new homes in our community. The San Diego Building Trades built the National City Park Apartments 56 years ago and we are proud to usher in a new era of union owned and union built affordable housing in National City.”

-Carol Kim

Business Manager

San Diego County Building and Construction Trades Council, AFL-CIO

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

 6/2024

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www.aflcio-hit.com